Exhibit 99.2

Dr. Murthy Renduchintala

PRESIDENT, CLIENT & IOT BUSINESS

and systems architecture group

DISCLOSURES

Statements in this presentation that refer to Business Outlook, forecast, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,”

“believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s expectations as of February 9, 2017 and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set in Intel’s earnings release dated January 26, 2017, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Forms 10-K and 10-Q. Copies of Intel’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC’s website at www.sec.gov.

Systems

client

architecture

Internet of things

Silicon Engineering

Platform development

connectivity

Software enabling

ADAS

process/product alignment

Data center memory FPGA new devices

Strong    Innovation Leading

results    & Moore’s Law thedata revolution

Strong

RESULTS

Innovation

& Moore’s Law

Leading

the data revolution

Client Computing Group

CCG Full Year Financials

$35

$30

$25

$20

$15

$10

$5

$-

2015    2016

RevenueOM

2016 PERFORMANCE

~$32.9B of Revenue:

Up 2% YoY

~$10.7B Operating margin:

Up 30% YoY ~32% of revenue

Source: Intel.

2016 growth segments: $32.9B revenue

Enthusiast    2 in 1s

Performance    vPro

PCs

Platform    Gateways

Technologies

Source: Intel.

Other names and brands may be claimed as the property of others.

PC ASP & Segmentation

$     PC ASP*from2010

$0

2010    201120122013201420152016

2016 intel® Core™ Mix*

70+%

AT AN ALL TIME HIGH

Record i7 MIX*

*PC ASPs include both CPU and chipset and excludes netbook.

Source: Intel.

Ccg strategy

innovate    accelerate lead

SMART HOME    VR

ENTHUSIAST    2in1

Other names and brands may be claimed as the property of others.

STRONG

RESULTS

Innovation

& Moore’s Law

LEADING

THE DATA REVOLUTION

Logic Cell Area Scaling Trend

1

45nm

32nm

22nm

LOGIC AREA 0.1

(relative)

14nm

Intel

10nm*

0.01

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

HVM WAFER START DATE

Intel continues to scale logic

cell area at a rate

of 0.5x every 2 years

* Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Logic Cell Area Scaling Trend

1

45nm    40nm

LOGIC AREA 0.1

(relative)    3 years

0.01

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

HVM WAFER START DATE

Intel will have enjoyed a lead of ~3 years when competitors launch 10nm process

* Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

Cost per Transistor

0.01    0.1 1

130 nm

90 nm     mm

65 nm     2

45 nm     /

32 nm

22 nm

14 nm

10 nm     (normalized) Transistor

7 nm

1    10 100

130 nm

90 nm

65 nm

$

45 nm     /

32 nm

22 nm     mm

(normalized) 2

14 nm

10 nm

7 nm

0.01    0.1 1

130 nm

90 nm     $

65 nm     /

45 nm

32 nm

22 nm

14 nm     (normalized)Transistor

10 nm

7 nm

Although wafer cost is going up, cost per transistor continues to decline

Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

ADVANCING MOORE'S LAW ON 14NM

2H '15		2H '16		2H '17*
6TH GEN		7TH GEN		8TH GEN
intel CORE i7 inside	15%[1] BETTER PERFORMANCE on SysMark	intel CORE i7 7th Gen	>15%[2] BETTER PERFORMANCE on SysMark	intel CORE i7 8th Gen

1&2 = Based on SYSmark* 2014 v1.5 (Windows Desktop Productivity Performance).

Software and workloads used in performance tests may have been optimized for performance only on Intel® microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to www.intel.com/benchmarks.

* Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice.

intel INVESTOR MEETING FEBRUARY 2017 | 14

Process technology     product development

Transistor characteristics    Customized FUNCTIONAL PARTITIONING

Metal interconnect    Transistors & IP optimization

PACKAGING & testing    IP libraries Power/performance/area

DATA CENTER    FPGA MEMORYNETWORKINGCLIENTSoCSADAS

Product leadership

Process technology     product development

Transistor characteristics     CustomizedFUNCTIONAL PARTITIONING

Metal interconnect     Transistors &IP optimization

PACKAGING & testing     IP librariesPower/performance/area

STRONG

RESULTS

INNOVATION

& MOORE’S LAW

Leading

the data revolution

Data explosion

Intel’s Virtuous Cycle

of Growth

Intelligence    strategic Driving / ADAS

bets

5g     Virtu

Reality

VIRTUAL REALITY SCALES WITH PERFORMANCE

PC VR HEADSETS GROWING AT 70% CAGR*



- HIGH PERFORMANCE
- PLATFORM CAPABILITIES
- Intel RealSense Technology
- WiGig
- Thunderbolt



VR Mark Score
UP TO 36%** IMPROVEMENT
UP TO 23%** IMPROVEMENT
BASELINE
intel CORE i7 7th Gen
intel CORE i5 7th Gen
intel CORE i3 7th Gen

* IDC Worldwide Quarterly Augmented and Virtual Reality Headset Tracker - Worldwide Quarterly Augmented and Virtual Reality Headset Tracker - Forecast, 2016Q3.

** As measured by VRMark* Orange Room Test on Intel® Core™ i3-7100 Processor vs. Intel® Core™ i5-7600K vs. Intel® Core™ i7-7700K Processor. Intel® Core™ i7-7700K Processor (8T4C, Up to 4.50 GHz, 8M Cache, 91W) measured on Motherboard: ASUS Z170M-Plus inf 10.00.10586.0000; Memory: G.Skill 8GB (2x4GB) DDR32133 (15-15-15-35); HD: 240GB Intel SSD SATA 3.0 (6Gb/s) Integrated Intel ICH10R SATA controller; OS: Windows 10 ACPI x64 (Build 10856 (TH2)); Graphics: NVIDIA (EVGA) GTX 1080. Intel® Core™ i5-7600K Processor (4T4C, Up to 4.20 GHz, 6M Cache, 91W) measured on Motherboard: ASUS Z170M-Plus inf 10.00.10586.0000; Memory: G.Skill 8GB (2x4GB) DDR32133 (15-15-15-35); HD: 240GB Intel SSD SATA 3.0 (6Gb/s) Integrated Intel ICH10R SATA controller; OS: Windows 10 ACPI x64 (Build 10856 (TH2)); Graphics: NVIDIA (EVGA) GTX 1080).

Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary. You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products. For more information go to www.intel.com/benchmarks.

intel INVESTOR MEETING FEBRUARY 2017 | 21

INTEL POWERS 5G END-TO-END


CLOUD
CORE NETWORK
NFV
SDN
ACCESS NETWORK
WIRELESS TECHNOLOGY
MM WAVE
LTE
5G NR
WIFI
5G DEVICES

LEADING IN STANDARDS

DRIVING NETWORK PARTNERSHIPS

INTEL'S FIRST 5G MODEM SHIPPING IN 2017

ANNUAL MODEM CADENCE

INVESTOR MEETING
FEBRUARY 2017

Innovation

&    Moore’s Law

Strong     Leading

results     thedata revolution

INTEL®